UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: June 5, 2002


                               Total Horizon, Inc.
                            ------------------------
                           (Exact name of registrant)



         Nevada                     00-29685                   95-4783100
         ------                     --------                   ----------
(State of Incorporation)    (Commission file Number)   (I.R.S. Employer Id. No.)



                  345 N. Maple Dr. Beverly Hills, CA      90210
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code  (310) 288-0693
                                                    --------------

Item 4. Changes in Registrant's Accountant.

Effective May 29, 2002, the Registrant dismissed its principal auditors, Friedman, Minsk, Cole & Fastovsky. Friedman, Minsk, Cole & Fastovsky's report on the Registrant's financial statements for the year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles except that the report included a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.

The change in auditors was approved by the Company's Board of Directors.

Friedman, Minsk, Cole & Fastovsky was retained on January 1, 2000 and audited the registrant's financial statements for the year ended December 31, 2000.

From January 31, 2000, through May 23, 2002, there were no disagreements with Friedman, Minsk, Cole & Fastovsky on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, Minsk, Cole & Fastovsky, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has requested that Friedman, Minsk, Cole & Fastovsky furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of such letter, dated June 5, 2002, is filed as Exhibit 16.0.

Effective May 23, 2002, the Registrant retained Malone & Bailey, PPLC to act as Registrant's independent accountant to audit Registrant's financial statements. During the two most recent fiscal years and through May 23, 2002, the Registrant has not consulted with Malone & Bailey PPLC on items which (1) are described in Regulation S-K Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)(ii)).


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

(c) Exhibits

         16. Letter dated June 5, 2002 from Friedman, Minsk, Cole & Fastovsky.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                       Total Horizon, Inc.
                                          (Registrant)

Date: June 5, 2002                     /s/    David Anderson
                                       --------------------------
                                       David Anderson,  President

                                                                      Exhibit 16



FRIEDMAN, MISK COLE & FASTOVSKY
 CERTIFIED PUBLIC ACCOUNTANTS
       & CONSULTANTS





June 5, 2002


David Anderson, President
Total Horizon, Inc.
345 N. Maple Dr.
Beverly Hills, CA 90210


Dear Mr. Anderson,

This is to confirm that the client-auditor relationship between Total Horizon, Inc. (Commission File Number 00-29685) and Friedman, Minsk, Cole & Fastovsky has ceased.

We received a fax today from your attorney informing us that Total Horizon, Inc. has appointed another firm to replace Friedman, Minsk, Cole & Fastovsky as independent accountants for the Company.


We confirm that from January 1, 2000 through May 23, 2002, and through June 5, 2002, there were no disagreements on any matter of accounting principles or practices, financial statements disclosure or audit scope or procedure, which disagreements, if not resolved to our satisfaction, would have caused us to make reference to the subject matter of the disagreements in connection with our report.


/s/ Friedman, Minsk, Cole & Fastovsky
Friedman, Minsk, Cole & Fastovsky


Cc Office of the Chief Accountant
SECPS Letter File                                       copy by fax 202-942-9656
Securities Exchange Commission
Mail Stop 9-5
450 Fifth Street NW
Washington DC 20549